Exhibit 10.16

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT

TO AMENDED AND RESTATED

MASTER REPURCHASE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (the “Amendment”) is made and entered into as of October 8, 2020, among GUILD MORTGAGE COMPANY, a California corporation (“GMC”), GUILD INVESTORS, LLC, a Delaware limited liability company (“GILLC”), THE BANK OF NEW YORK MELLON, as administrative agent for the Buyers (in such capacity, the “Agent”) and the financial institutions listed on the signature pages hereof (who, together with the Agent, in its capacity as a buyer, are, collectively, the “Buyers”).

WITNESSETH:

WHEREAS, GMC, Guild Mortgage Company, LLC, a Delaware limited liability company (“GMCLLC”), the Agent and each of the Buyers entered into that certain Amended and Restated Master Repurchase Agreement dated as of October 24, 2019 (as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of July 10, 2020, among GMC, GMCLLC, the Agent and the Buyers, the “Repurchase Agreement”; capitalized terms used in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Repurchase Agreement);

WHEREAS, on September 22, 2020, GMCLLC changed its name to “Guild Investors, LLC”;

WHEREAS, GMC, GILLC and Guild Holdings Company, a Delaware corporation (“GHC”), intend to carry out certain internal restructuring and other transactions, including (i) the contribution (the “Contribution”) by GILLC of 100% of the issued and outstanding equity interests of GMC to GHC, (ii) the conversion (the “Conversion”) of GMC from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of GILLC, and (iv) the sale of shares of common stock of GHC to public investors; and

WHEREAS, subject to the terms of this Amendment, GMC, GILLC, Buyers comprising at least the Majority Buyers and the Agent have agreed to amend the Repurchase Agreement, subject and conditional upon to the consummation of the Contribution, on the terms, and subject to the conditions and in reliance on the representation set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1

AMENDMENTS TO AGREEMENT.

Section 1.1 Section 2 of the Repurchase Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Board” means the board of directors of the Company.”

““Company” means Guild Holdings Company, a Delaware corporation.”

““Investor” means, collectively, (i) [***], any other investment funds affiliated with [***], and any company or other entity controlled by, controlling or under common control with [***] or any such investment fund (other than any portfolio company) (the “[***] Investors”) and (ii) provided that the [***] Investors own [***] of the voting power of the Company, any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) with the [***] and that, directly or indirectly, holds or acquires beneficial ownership of voting securities of the Company entitled to vote generally in the election of directors.”

““IPO Transactions” means, collectively, (i) the contribution (the “Contribution”) by Guild Investors, LLC (“GILLC”) of 100% of the issued and outstanding equity interests of GMC to the Company, (ii) the conversion of GMC from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of GILLC, and (iv) the sale of common stock of the Company to public investors.”

Section 1.2 Section 2 of the Repurchase Agreement is hereby amended by deleting the definitions of “Seller” and “Termination Date” set forth therein in their entirety and by substituting the following respective definitions in place thereof:

““Seller” means, from and after the Contribution, collectively, and jointly and severally, the Company and GMC.”

““Termination Date” means January 20, 2021 or the date when a Termination Event occurs, whichever is earlier.”

Section 1.3 Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Change of Control” set forth therein in its entirety and by substituting the following in its stead:

““Change of Control” means the occurrence of any of the following events:

A. An acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of [***] or more of the combined voting power of the outstanding shares of voting stock of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Stock”); provided, however, that the following shall not constitute a Change of Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by one or more Investors; (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the

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Company or any entity controlled by the Company; or (5) any acquisition by any entity pursuant to a transaction in which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, more than [***] of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities) of the entity resulting from such transaction (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such transaction of the Outstanding Voting Stock or (ii) immediately following that transaction, no entity (other than an entity satisfying the requirements of this sentence, any one or more Investors or any employee benefit plan (or related trust) of the Company or such acquiring entity)) is the owner, directly or indirectly, of more than [***] of the combined voting power of the then outstanding voting securities of such acquiring entity entitled to vote generally in the election of directors.

B. During any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (1) who were members of that board or equivalent governing body on the first day of such period, (2) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (1) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (3) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (1) and (2) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

Notwithstanding anything to the contrary contained herein, the IPO Transactions shall not constitute a Change of Control.”

Section 1.4 Effective upon the consummation of the Conversion, all references in the Repurchase Agreement, the Administration Agreement and the other Repurchase Documents to “GMC” shall be replaced with “Guild Mortgage Company, LLC, a California limited liability company”.

Section 1.5 Effective upon the consummation of the Contribution, (1) the Company shall succeed to, and be substituted for, assume all obligations of, and may exercise every right and power of, GMCLLC under the Repurchase Agreement, with the same effect as the Company had been named as Seller in the Repurchase Agreement, (2) GMCLLC shall be removed as a party to, no longer be deemed bound by, cease to have any rights under, and be otherwise released from all obligations and liabilities under, the Repurchase Agreement and (3) all references in the Repurchase Agreement, the Administration Agreement and any other Repurchase Documents to “GMCLLC” shall be replaced with “the Company”.

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Section 1.6 Pursuant to and subject to the terms of the Repurchase Documents, each of GMC and the Company hereby ratify, confirm and assume all obligations of the Sellers under the Repurchase Documents. For avoidance of doubt, and pursuant to and subject to the terms of the Repurchase Documents, the Company and GMC hereby grant, assign and pledge to the Agent for the benefit of Buyers, a fully perfected first priority security interest in the Purchased Assets to secure all obligations of the Company and GMC under the Repurchase Documents.

ARTICLE 2

Miscellaneous.

Section 2.1 Consent to IPO Transactions. Subject to the provisions of Section 2.4 hereof, Agent and each of the Buyers hereby consent to the IPO Transactions and hereby agree that, notwithstanding anything to the contrary in the Repurchase Agreement, the consummation of the IPO Transactions and any transaction related thereto shall not constitute a Default or an Event of Default.

Section 2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 2.3 Counterparts.

(a) This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

(b) Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Without limiting the generality of the foregoing, GMC and GILLC hereby (i) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation between GMC and GILLC, on the one hand, and Agent or any Buyers, on the other hand, electronic images of this Amendment or any other Repurchase Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the this Amendment or any Repurchase Document based solely on the lack of paper original copies of any thereof, including with respect to any signature pages thereto.

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Section 2.4 Conditions Precedent to Effectiveness of Certain Provisions. The amendments set forth in Article 1 of this Amendment and Section 2.1 of this Amendment shall automatically become effective upon (and subject to) the occurrence of the Contribution, provided that Agent shall have received each of the following prior to or substantially simultaneously therewith, each of which shall be originals, telecopies, other electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or DocuSign® electronic signature:

(a) With respect to the Company, copies of (i) its certificate of incorporation and by-laws, certified by the appropriate governmental officer in its jurisdiction of incorporation; (ii) its Board of Directors’ resolutions or resolutions or actions of any other body (or equivalent documents) authorizing the execution of this Amendment and its obligations as a Seller under the Repurchase Agreement and the other Repurchase Documents; (iii) an incumbency certificate, executed by the Secretary or Assistant Secretary of the Company, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Company authorized to sign this Amendment; and (iv) IRS form W-9 (it being acknowledged and agreed by the Agent that Agent has, as of the date hereof, received the items described in clauses (i) and (iv)).

(b) With respect to GMC, copies of (i) its certificate of conversion, certified by the appropriate governmental officer in its jurisdiction of incorporation and formation; (ii) an incumbency certificate, executed by the Secretary or Assistant Secretary of GMC, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of GMC authorized to sign this Amendment; and (iii) IRS form W-9.

(c) An opinion of counsel to the Company that (i) the Company has been duly formed and is a validly existing corporation in good standing under the laws of the State of Delaware, (ii) GMC has been duly formed and is a validly existing limited liability company in good standing under the laws of the State of California, (iii) each of the Company and GMC has full right, power and authority to execute, deliver and perform its obligations under this Amendment, the Amendment has been duly authorized and is the binding obligation of the Company and GMC enforceable in accordance with its terms; and (iv) from and after the consummation of the Contribution, the obligations of the Company, as “Seller” under the Repurchase Agreement and each other Repurchase Document are the valid and binding obligations of the Company.

Section 2.5 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment to Amended and Restated Master Repurchase Agreement as of the date first above written.

GUILD MORTGAGE COMPANY

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

GUILD INVESTORS, LLC

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

Acknowledged and Agreed to:

GUILD HOLDING COMPANY,

a Delaware corporation

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

[Signature Page to Second Amendment to 2019 MRA]

(signature page continued)

Second Amendment to 2019 MRA

THE BANK OF NEW YORK MELLON

By:	/s/ Gregory Muller
Print Name: Gregory Muller
Title: Director

(signature page continued)

Second Amendment to 2019 MRA

COMERICA BANK,

By:	/s/ Art Shafer
Print Name: Art Shafer
Title: SVP

(signature page continued)

Second Amendment to 2019 MRA

ASSOCIATED BANK, NA

By:	/s/ Mary T. Wessel
Print Name: Mary T. Wessel
Title: Assistant Vice President

(signature page continued)

Second Amendment to 2019 MRA

BMO HARRIS BANK N.A., (formerly known as Harris N.A.)

By:	/s/ Robert Bomben
Print Name: Robert Bomben
Title: Director

(signature page continued)

Second Amendment to 2019 MRA

CITY NATIONAL BANK,

By:	/s/ John Doulong
Print Name: John Doulong
Title: SVP

(signature page continued)

Second Amendment to 2019 MRA

TRUIST BANK,

By:	/s/ Rebecca Mueller
Print Name: Rebecca Mueller
Title: Vice President